EXHIBIT A


              Pursuant to Rule 13d-1(f)(1)(iii) promulgated by the Securities and Exchange commission, the undersigned agree that the statement to which this Exhibit is attached is filed on their behalf in the capacities set out hereinbelow.


Dated: October 2, 1996                          HANSEATIC CORPORATION



                                                By s/Paul A. Biddelman
                                                ----------------------------
                                                Paul A. Biddelman, Treasurer


Dated: October 2, 1996
                                                s/Wolfgang Traber
                                                ------------------------------
                                                Wolfgang Traber


       Dated: October 2, 1996

                                                s/Paul A. Biddelman
                                                ------------------------------
                                                Paul A. Biddelman